UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                                       OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-1530

Name of Registrant: Vanguard Explorer Fund

Address of Registrant: P.O. Box 2600
                       Valley Forge, PA 19482

Name and address of agent for service:      R. Gregory Barton, Esquire
                                            P.O. Box 876
                                            Valley Forge, PA 19482

Registrant's telephone number, including area code: (610) 669-1000

Date of fiscal year end:  October 31

Date of reporting period:  November 1, 2003 - April 30, 2004

Item 1: Reports to Shareholders

                        VANGUARD(R) EXPLORER(TM) FUND

                        APRIL 30, 2004

[GRAPHICS APPEAR HERE]

semiannual report

                        [THE VANGUARD GROUP(R) LOGO]

HOW TO READ YOUR FUND REPORT

This report contains information that can help you evaluate your investment. It includes details about your fund's return and presents data and analysis that provide insight into the fund's performance and investment approach.

By reading the letter from Vanguard's chairman, you'll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund's performance and characteristics stack up against those of similar funds and market benchmarks.

It's important to keep in mind that the opinions expressed here are just that: informed opinions. They should not be considered promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. As things change--and in the financial markets you can be certain only of change--an investment manager's job is to evaluate new information and make adjustments, if necessary. Of course, the risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund's performance and information about some of its holdings are available on Vanguard.com(R).

--------------------------------------------------------------------------------

CONTENTS

 1 LETTER FROM THE CHAIRMAN

 6 FUND PROFILE

 7 GLOSSARY OF INVESTMENT TERMS

 8 PERFORMANCE SUMMARY

 9 ABOUT YOUR FUND'S EXPENSES

11 FINANCIAL STATEMENTS

SUMMARY

* The Investor Shares of Vanguard Explorer Fund posted a 3.7% return during the first half of the 2004 fiscal year.

* The fund's gain outpaced that of the average competing fund. However, Explorer's return was lower than those of the benchmark index and the broad stock market.

* Reversing an earlier trend, growth stocks lagged the broad market during the six months ended April 30.

Want less clutter in your mailbox? Just register with Vanguard.com and opt to get fund reports online.

LETTER FROM THE CHAIRMAN

Fellow Shareholder,

The stock rally that began in early 2003 continued through much of the fiscal half-year that ended April 30, 2004. Small-capitalization stocks again led the market, though just barely. However, growth stocks lagged value stocks by fairly wide margins during the period.

[PHOTOS OF JOHN J. BRENNAN APPEAR HERE]

------------------------------------------
TOTAL RETURNS             SIX MONTHS ENDED
                            APRIL 30, 2004
------------------------------------------
VANGUARD EXPLORER FUND
  Investor Shares                     3.7%
  Admiral Shares                      3.8
Russell 2500 Growth Index             4.6
Average Small-Cap Growth Fund*        1.7
Dow Jones Wilshire 5000 Index         6.4
------------------------------------------
*Derived from data provided by Lipper Inc.

In this environment, the Investor Shares of Vanguard Explorer Fund earned 3.7%--a respectable six-month result. Your fund's gain was more than double that of the average mutual fund peer but was somewhat lower than the returns of the benchmark index and the broad U.S. stock market.

The adjacent table compares the fund's total returns (capital change plus reinvested distributions) with those of the Russell 2500 Growth Index, the average small-cap growth fund, and the Dow Jones Wilshire 5000 Composite Index, a proxy for the broad market. The table on page 5 shows beginning and ending share prices for the fund; there were no distributions to shareholders during the half-year.

STOCKS ROSE EARLY ON, THEN GAVE UP SOME OF THEIR GAINS

For most of the fiscal half-year, the broad U.S. stock market advanced. However, in March and April, stock prices retreated somewhat as higher oil prices and reports of robust economic growth provoked fears of inflation. The Russell 2000 Index, a proxy for small-cap stocks, returned 6.5%, slightly surpassing the 6.1% gain of the mid- to large-cap Russell 1000 Index. Across the market-cap spectrum, value-oriented stocks (those that generally trade at below-market valuations relative to their book values and other fundamental measures) posted better results than growth stocks (those expected to produce above-average earnings growth).

--------------------------------------------------------------------------------
ADMIRAL(TM) SHARES

A LOWER-COST CLASS OF SHARES AVAILABLE TO MANY LONGTIME SHAREHOLDERS AND TO THOSE WITH SIGNIFICANT INVESTMENTS IN THE FUND.
--------------------------------------------------------------------------------

International stock markets continued to provide attractive returns to U.S.-based investors. Although the U.S. dollar's decline relative to major foreign currencies tailed off somewhat, it still enhanced results from European markets, where solid gains looked even better when translated from local currencies into dollars. Elsewhere, currency fluctuation played only a minor role.

BOND YIELDS ROSE ON NEWS OF THE STRENGTHENING ECONOMY

In the fixed income markets, interest rates remained low through much of the period but rose sharply in April, propelled by the strength of the economy. For the six months, the yield of the benchmark 10-year U.S. Treasury note increased 22 basis points, from 4.29% to 4.51%. (Indicative of April's notable increase in interest rates, the benchmark note's yield climbed 67 basis points during the month, from 3.84% to 4.51%.) With investors gravitating toward higher-yielding securities as the economy and credit quality improved, returns of corporate bonds outpaced those of government bonds with similar maturities. High-yield corporate bonds continued their strong showing as the Lehman Brothers High Yield Bond Index, a benchmark of below-investment-grade bonds, posted a 6-month return of 5.5%. Meanwhile, the Lehman Aggregate Bond Index, a measure of the taxable investment-grade bond market, returned 1.2%.

Short-term interest rates remained low and demonstrated little volatility during the period, staying within a tight range of 0.87% to 0.99%. The yield of the 3-month Treasury bill, a proxy for money market rates, was 0.96% on April 30, just 1 basis point higher than its initial 0.95% yield.

FOR THE FUND, TECH WAS A DRAG--BUT OTHER SECTORS OVERCAME IT

With a growth-oriented portfolio, the Explorer Fund lagged the broad market during the six-month period. Its 3.7% return was also roughly 1 percentage point lower than that of the Russell 2500 Growth Index.

Explorer topped the average return of competing funds by about 2 percentage points, however.

In absolute terms, the biggest contributors to your fund's return were its holdings in the health care, consumer discretionary, and "other energy" sectors. With energy prices surging, Explorer's holdings in the latter sector--which includes oil and gas exploration companies and the businesses that serve them--returned a remarkable 33% during the six months. The fund's health care and consumer discretionary stocks posted more modest returns of 18% and 9%, respectively, but they had a larger impact on the bottom line because of their heavier weightings in the fund. (Consumer discretionary stocks were the fund's largest sector commitment, making up 24% of assets on average.)

--------------------------------------------------------------------------------
MARKET BAROMETER                                                  TOTAL RETURNS
                                                   PERIODS ENDED APRIL 30, 2004
                                                 -------------------------------
                                                    SIX         ONE        FIVE
                                                 MONTHS        YEAR      YEARS*
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                    6.1%       23.9%       -1.7%
Russell 2000 Index (Small-caps)                    6.5        42.0         6.7
Dow Jones Wilshire 5000 Index                      6.4        26.1        -1.2
  (Entire market)
MSCI All Country World Index
  ex USA (International)                          11.7        41.3         0.4
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                        1.2%        1.8%        6.7%
  (Broad taxable market)
Lehman Municipal Bond Index                        1.2         2.7         5.4
Citigroup 3-Month Treasury Bill Index              0.5         1.0         3.3
================================================================================
CPI
Consumer Price Index                               1.6%        2.3%        2.5%
--------------------------------------------------------------------------------
*Annualized.

Explorer's second-largest sector commitment was technology, at 23% of average assets. Tech companies in the fund were the largest drag on performance, declining almost -13% as a group. This sector was also most responsible for the fund lagging the Russell 2500 Growth Index. However, the underperformance was marginal: The tech issues within the index did almost as poorly (-12% return), and their average weighting in the index was only slightly smaller (21%).

Because your fund is well diversified within its investment mandate, no single holding is primarily responsible for the fund's underperformance of its benchmark. Instead, there was an accumulation of small differences. For example, Maxtor, a maker of computer hard disk drives, was included in both the fund and the index. Despite being one of Explorer's top-ten holdings, Maxtor represented a little less than 1% of fund assets on average during the period, but that was far more than its index weighting. As a result, Maxtor's -52% return hit the fund harder than the index.

Viewed against the results of competing active managers, our half-year record was much stronger. As you're aware, the Explorer Fund employs five investment advisors, each with its own unique approach to stock selection. (The adjacent table shows the percentage of assets managed by each advisor on April 30.) The multimanager structure adds an extra level of diversification to the portfolio. However, the advisors do share the philosophy of seeking superior growth potential at reasonable prices. Because of that price sensitivity, your fund is somewhat lighter in the more speculative stocks that often populate the portfolios of our competitors. That can be an advantage, as it has been in recent periods, or a disadvantage when such stocks lead the market.

--------------------------------------------------------------
FUND ASSETS MANAGED                             APRIL 30, 2004
                                      ------------------------
                                      $ MILLION     PERCENTAGE
--------------------------------------------------------------
Grantham, Mayo, Van Otterloo & Co. LLC   $1,936            26%
Granahan Investment Management, Inc.      1,758            23
Vanguard Quantitative Equity Group        1,628            21
Wellington Management Company, llp        1,264            16
Chartwell Investment Partners               651             8
Cash Investments*                           434             6
--------------------------------------------------------------
Total                                    $7,671           100%
--------------------------------------------------------------
*These short-term reserves are invested by The Vanguard Group in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

Through all market conditions, our investors have been able to count on one enduring advantage: Vanguard(R) funds typically have expense ratios (annualized operating costs as a percentage of average net assets) that are far lower than the average for their respective peer groups. Seemingly small differences in expense ratios, when compounded over time, can make large differences in wealth accumulation. For information about the Explorer Fund's expenses, see pages 9 and 10.

BALANCE AND DIVERSIFICATION ARE STILL KEY TO LONG-TERM SUCCESS

Through much of the 1990s, when large-cap U.S. stocks were on a tear, it was difficult to persuade some investors to invest in anything else. The last few years have shown the enduring value of diversification. Bonds excelled while stocks tumbled during the bear market, and small-cap and international stocks have easily outpaced domestic large-caps during the rally since then. In Vanguard's view, the lesson has not changed: We advocate following a disciplined investment strategy of allocating your portfolio among different asset classes in proportions suitable for your objectives, time horizon, and risk tolerance. Absent a crystal ball, staying faithful to such a plan--rather than listening to the "noise" of short-term market fluctuations and media hype--will give you the best chance of reaching your long-term financial goals. Thank you for entrusting your hard-earned dollars to Vanguard.

Sincerely,

[SIGNATURE JOHN J. BRENNAN]

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER
MAY 14, 2004


--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE              OCTOBER 31, 2003-APRIL 30, 2004

                                                         DISTRIBUTIONS PER SHARE
                                                         -----------------------
                       STARTING            ENDING           INCOME       CAPITAL
                    SHARE PRICE       SHARE PRICE        DIVIDENDS         GAINS
--------------------------------------------------------------------------------
Explorer Fund
  Investor Shares        $63.17            $65.51            $0.00         $0.00
  Admiral Shares          58.71             60.94             0.00          0.00
--------------------------------------------------------------------------------

FUND PROFILE

AS OF 4/30/2004

This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 7.

EXPLORER FUND
--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                       COMPARATIVE         BROAD
                                         FUND               INDEX*       INDEX**
--------------------------------------------------------------------------------
Number of Stocks                          947                1,554         5,128
Median Market Cap                       $1.6B                $1.6B        $27.0B
Price/Earnings Ratio                    32.5x                34.0x         22.6x
Price/Book Ratio                         3.0x                 3.4x          2.8x
Yield                                                         0.5%          1.6%
  Investor Shares                        0.0%
  Admiral Shares                         0.1%
Return on Equity                        12.9%                14.5%         16.0%
Earnings Growth Rate                    14.6%                15.4%          6.6%
Foreign Holdings                         2.4%                 0.0%          0.9%
Turnover Rate                            86%+                   --            --
Expense Ratio                                                   --            --
  Investor Shares                      0.61%+
  Admiral Shares                       0.44%+
Short-Term Reserves                        2%                   --            --
--------------------------------------------------------------------------------

-----------------------------------------------
TEN LARGEST HOLDINGS (% of total net assets)

Red Hat, Inc.                              1.1%
  (software)
Foot Locker, Inc.                          0.7
  (retail)
Nextel Partners, Inc.                      0.6
  (telecommunications)
Bausch & Lomb, Inc.                        0.6
  (medical)
Henry Schein, Inc.                         0.5
  (medical)
Mentor Corp.                               0.5
  (medical)
Chico's FAS, Inc.                          0.4
  (retail)
Education Management Corp.                 0.4
  (education)
Maxtor Corp.                               0.4
  (computer technology)
Alliance Data Systems Corp.                0.4
  (financial services)
-----------------------------------------------
Top Ten 5.6%
-----------------------------------------------
"Ten Largest Holdings" excludes any temporary cash investments and equity index products.

---------------------------------------------------------------------
VOLATILITY MEASURES
                                    COMPARATIVE                 BROAD
                      FUND               INDEX*    FUND       INDEX**
---------------------------------------------------------------------
R-Squared             0.97                 1.00    0.81          1.00
Beta                  0.92                 1.00    1.18          1.00
---------------------------------------------------------------------

-----------------------------------------------
INVESTMENT FOCUS

[GRID APPEARS HERE]

MARKET CAP                                SMALL
STYLE                                    GROWTH

--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF PORTFOLIO)
                                                       COMPARATIVE         BROAD
                                         FUND               INDEX*       INDEX**
--------------------------------------------------------------------------------
Auto & Transportation                      4%                   4%            3%
Consumer Discretionary                     25                  24            16
Consumer Staples                            1                   1             7
Financial Services                         10                  13            23
Health Care                                19                  23            13
Integrated Oils                             0                   0             4
Other Energy                                5                   4             3
Materials & Processing                      5                   4             4
Producer Durables                           8                   7             4
Technology                                 19                  19            13
Utilities                                   2                   1             6
Other                                       0                   0             4
--------------------------------------------------------------------------------
Short-Term Reserves                         2%                 --            --
--------------------------------------------------------------------------------






                                               VISIT OUR WEBSITE AT VANGUARD.COM
                                         FOR REGULARLY UPDATED FUND INFORMATION.


 *Russell 2500 Growth Index.
**Dow Jones Wilshire 5000 Index.
 +Annualized.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or depositary receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a given index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
SHORT-TERM RESERVES. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

AS OF 4/30/2004

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For the performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost. The returns in this report do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

EXPLORER FUND
--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) OCTOBER 31, 1993-APRIL 30, 2004

[CHART APPEARS HERE - SCALE -45% TO 60%]

FISCAL YEAR      EXPLORER FUND INVESTOR SHARES    RUSSELL 2500 GROWTH INDEX
       1994                                4.5                          1.9
       1995                               17.5                         23.5
       1996                                 18                         16.5
       1997                               18.9                         21.8
       1998                              -11.2                        -13.9
       1999                               25.1                         37.4
       2000                               42.6                         29.7
       2001                              -16.2                        -33.1
       2002                              -13.9                        -20.6
       2003                               41.7                         44.8
      2004*                                3.7                          4.6
--------------------------------------------------------------------------------
*Six months ended April 30, 2004.
Note: See Financial Highlights table on pages 26 and 27 for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2004

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                                TEN YEARS
                                      ONE     FIVE    --------------------------
                  INCEPTION DATE     YEAR    YEARS    CAPITAL    INCOME    TOTAL
--------------------------------------------------------------------------------
Explorer Fund
  Investor Shares     12/11/1967   58.38%   13.11%     11.50%     0.33%   11.83%
  Admiral Shares      11/12/2001   58.60    11.12*        --        --       --
--------------------------------------------------------------------------------
*Return since inception.

ABOUT YOUR FUND'S EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund.

A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund's costs in two ways:

* ACTUAL FUND RETURN. This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

* HYPOTHETICAL 5% RETURN. This section is intended to help you compare your fund's costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case--because the return used is not the fund's actual return--the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

--------------------------------------------------------------------------------
SIX MONTHS ENDED APRIL 30, 2004

                        BEGINNING                    ENDING             EXPENSES
                    ACCOUNT VALUE             ACCOUNT VALUE          PAID DURING
EXPLORER FUND          10/31/2003                 4/30/2004              PERIOD*
--------------------------------------------------------------------------------
Actual Fund Return
Investor Shares             $1,000                   $1,038                $3.06
Admiral Shares               1,000                    1,039                 2.24
Hypothetical 5% Return
Investor Shares             $1,000                   $1,047                $3.07
Admiral Shares               1,000                    1,048                 2.25
--------------------------------------------------------------------------------
*Expenses are equal to the fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund's low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a "sales load."

--------------------------------------------------------------------------------
ANNUALIZED EXPENSE RATIOS:
YOUR FUND COMPARED WITH ITS PEER GROUP

                                                                         AVERAGE
                                                                       SMALL-CAP
                                        INVESTOR          ADMIRAL         GROWTH
                                          SHARES           SHARES           FUND
--------------------------------------------------------------------------------
Explorer Fund                              0.61%            0.44%         1.78%*
--------------------------------------------------------------------------------
*Peer-group ratio captures data through year-end 2003.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund's expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

AS OF 4/30/2004

FINANCIAL STATEMENTS (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.), and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE^
EXPLORER FUND                                              SHARES         (000)
--------------------------------------------------------------------------------
COMMON STOCKS (92.1%)(1)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (3.5%)
  C.H. Robinson Worldwide, Inc.                           561,400    $   23,040
* EGL, Inc.                                               892,000        16,538
  Visteon Corp.                                         1,443,600        15,677
  Polaris Industries, Inc.                                364,300        15,628
  CNF Inc.                                                420,400        15,370
* J.B. Hunt Transport
    Services, Inc.                                        434,400        13,753
  Dana Corp.                                              669,800        13,503
  Heartland Express, Inc.                                 541,960        13,305
* Northwest Airlines
    Corp. Class A                                       1,411,100        13,264
  Tidewater Inc.                                          467,100        13,177
  Oshkosh Truck Corp.                                     255,200        13,066
* Navistar International Corp.                            271,799        12,272
* AMR Corp.                                               897,100        10,182
  Winnebago Industries, Inc.                              316,200         9,116
  Thor Industries, Inc.                                   288,100         8,026
* Mesa Air Group Inc.                                     948,100         6,703
* Pacer International, Inc.                               259,415         4,877
  Lear Corp.                                               75,000         4,547
* Wabash National Corp.                                   176,000         4,472
* ExpressJet Holdings, Inc.                               336,800         4,284
* Landstar System, Inc.                                    87,400         3,930
  BorgWarner, Inc.                                         47,900         3,925
* America West Holdings Corp.
    Class B                                               389,700         3,858
  Superior Industries
    International, Inc.                                   110,000         3,749
* Frontier Airlines, Inc.                                 365,700         3,321
* Swift Transportation Co., Inc.                          194,072         3,284
  Gentex Corp.                                             71,500         2,812
* Atlantic Coast Airlines
    Holdings Inc.                                         418,300         2,740
* Continental Airlines, Inc. Class B                      248,600         2,650
* AirTran Holdings, Inc.                                  128,400         1,568
* Covenant Transport, Inc.                                 72,900         1,284
* Old Dominion Freight Line, Inc.                          30,200         1,126
* JetBlue Airways Corp.                                    39,600         1,096
  ArvinMeritor, Inc.                                       41,300           854
                                                                     -----------
                                                                        266,997
                                                                     -----------
CONSUMER DISCRETIONARY (24.0%)
  ADVERTISING AGENCIES (0.5%)
* ValueClick, Inc.                                      1,315,775        13,631
* Lamar Advertising Co. Class A                           320,700        13,168
* Catalina Marketing Corp.                                390,300         6,471
* aQuantive, Inc.                                         209,401         2,104
  Grey Global Group Inc.                                    2,570         1,863
* Valassis Communications, Inc.                            22,900           708
* R.H. Donnelley Corp.                                      7,700           349

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE^
EXPLORER FUND                                              SHARES         (000)
--------------------------------------------------------------------------------
  CABLE TELEVISION SERVICES (0.2%)
* Insight Communications Co., Inc.                        895,100    $    8,154
* TiVo Inc.                                               931,400         6,529
* Charter Communications, Inc.                            714,400         2,858

  CASINOS & GAMBLING (1.4%)
  GTECH Holdings Corp.                                    353,100        21,511
  Station Casinos, Inc.                                   426,250        19,215
  Mandalay Resort Group                                   227,420        13,065
* Scientific Games Corp.                                  660,735        11,920
* Shuffle Master, Inc.                                    299,400         9,805
* Aztar Corp.                                             341,800         8,853
* Argosy Gaming Co.                                       197,200         7,334
* Isle of Capri Casinos, Inc.                             297,464         6,247
* Caesars Entertainment, Inc.                             437,230         5,793
  Ameristar Casinos, Inc.                                 134,991         4,282
* MTR Gaming Group Inc.                                   119,100         1,030

  COMMERCIAL INFORMATION SERVICES (0.4%)
* Ask Jeeves, Inc.                                        695,400        24,666
* ProQuest Co.                                            142,800         3,813
* infoUSA Inc.                                            217,128         1,974
* CMGI Inc.                                               865,100         1,497

  CONSUMER ELECTRONICS (1.0%)
* iVillage Inc.                                         1,720,400        11,011
* Activision, Inc.                                        709,700        10,688
  Harman International
    Industries, Inc.                                      136,300        10,338
* NetFlix.com, Inc.                                       321,900         8,141
* DoubleClick Inc.                                        902,200         7,281
* Earthlink, Inc.                                         762,800         7,025
* CNET Networks, Inc.                                     722,696         6,157
* United Online, Inc.                                     325,321         5,400
* Take-Two Interactive
    Software, Inc.                                        158,700         4,585
* InfoSpace, Inc.                                          64,200         2,099
* FindWhat.com                                             92,500         1,865

  CONSUMER PRODUCTS (0.4%)
  Alberto-Culver Co. Class B                              188,700         8,899
  Blyth, Inc.                                             123,200         4,005
  Oakley, Inc.                                            217,200         3,006
  Tupperware Corp.                                        153,500         2,875
  The Nautilus Group, Inc.                                171,950         2,765
* The Yankee Candle Co., Inc.                              88,900         2,407
  Matthews International Corp.                             76,042         2,319
  The Topps Co., Inc.                                     202,600         1,809
* RC2 Corp.                                                60,900         1,651
* USANA Health Sciences, Inc.                              27,100           730

  COSMETICS (0.3%)
* Helen of Troy Ltd.                                      465,300        15,471
  Nu Skin Enterprises, Inc.                               169,200         4,005
* Elizabeth Arden, Inc.                                   128,357         2,811

  EDUCATION--SERVICES (1.6%)
* Education Management Corp.                              875,268        31,037
* DeVry, Inc.                                             707,900        20,388
* Career Education Corp.                                  285,200        18,253
* ITT Educational Services, Inc.                          440,500        17,765
* Corinthian Colleges, Inc.                               554,026        16,964
* Sylvan Learning Systems, Inc.                           206,199         7,269
  Strayer Education, Inc.                                  39,944         4,992
* Bright Horizons Family
    Solutions, Inc.                                       108,442         4,812
  Renaissance Learning, Inc.                                9,600           217

  ELECTRICAL--HOUSEHOLD APPLIANCES (0.1%)
  Maytag Corp.                                            170,600         4,760

  ENTERTAINMENT (0.8%)
  Movie Gallery, Inc.                                   1,067,286        20,727
*(2)LodgeNet Entertainment Corp.                          799,800        16,156
* AMC Entertainment, Inc.                               1,010,800        16,122
* Hollywood Entertainment Corp.                           414,900         5,585
* Gaylord Entertainment Co.                                90,200         2,827
* Alliance Gaming Corp.                                    14,400           360

  HOTEL/MOTEL (0.3%)
  The Marcus Corp.                                        563,600         9,130
  Hilton Hotels Corp.                                     340,050         5,947
  Intrawest Corp.                                         300,000         4,584
  Choice Hotel International, Inc.                         32,400         1,455

  HOUSEHOLD EQUIPMENT & PRODUCTS
  The Stanley Works                                        74,600         3,171

  HOUSEHOLD FURNISHINGS (0.5%)
* Select Comfort Corp.                                    718,200        17,409
  Furniture Brands
    International Inc.                                    604,700        17,016
  Ethan Allen Interiors, Inc.                              98,800         4,107
  American Woodmark Corp.                                  37,200         2,388

  JEWELRY, WATCHES & GEMS (0.1%)
* Fossil, Inc.                                            236,250         5,786

  LEISURE TIME (0.4%)
  Callaway Golf Co.                                     1,207,500        20,491
* SCP Pool Corp.                                          150,000         6,032
* Penn National Gaming, Inc.                              150,520         4,439

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE^
                                                           SHARES         (000)
--------------------------------------------------------------------------------
* Bally Total Fitness Holding Corp.                       303,900    $    1,252
* Vail Resorts Inc.                                        67,100         1,043
* Steiner Leisure Ltd.                                     45,274           920

  MISCELLANEOUS BUSINESS & CONSUMER DISCRETIONARY (0.2%)
  Techtronic Industries Co. Ltd. ADR                    1,172,600        15,710

  PUBLISHING--MISCELLANEOUS (0.3%)
* Playboy Enterprises, Inc. Class B                     1,064,000        13,885
*(2)Hollywood Media Corp.                               1,774,923         6,585
  Reader's Digest Association, Inc.                       161,700         2,317

  PUBLISHING--NEWSPAPERS (0.1%)
  Hollinger International, Inc.                           296,800         5,921
* Journal Register Co.                                     34,600           686

  RADIO & TELEVISION BROADCASTERS (1.1%)
* XM Satellite Radio Holdings, Inc.                       903,100        21,638
* Entercom Communications Corp.                           259,300        11,824
* Westwood One, Inc.                                      313,000         9,246
  Gray Television, Inc.                                   556,700         8,250
* Citadel Broadcasting Corp.                              397,500         6,897
* Sirius Satellite Radio, Inc.                          1,714,200         5,657
* Emmis Communications, Inc.                              227,561         5,325
* Radio One, Inc. Class D                                 270,400         5,127
* Sinclair Broadcast Group, Inc.                          393,108         4,859
* Cumulus Media Inc.                                      211,932         4,455
* Beasley Broadcast Group, Inc.                             8,500           134

  RENT & LEASE SERVICES--CONSUMER (0.2%)
* Rent-A-Center, Inc.                                     277,400         8,119
  Aaron Rents, Inc. Class B                               133,850         3,876

  RESTAURANTS (1.7%)
* Rare Hospitality International Inc.                     898,475        24,591
  Applebee's International, Inc.                          534,160        20,715
  Ruby Tuesday, Inc.                                      535,400        16,019
* CEC Entertainment Inc.                                  441,550        15,088
  Outback Steakhouse                                      336,300        14,774
  CBRL Group, Inc.                                        327,500        12,298
* California Pizza Kitchen, Inc.                          243,100         5,108
* Papa John's International, Inc.                         137,526         4,600
* Krispy Kreme Doughnuts, Inc.                            121,600         3,953
* Sonic Corp.                                              87,400         2,820
* Jack in the Box Inc.                                    103,000         2,789
* Brinker International, Inc.                              66,600         2,561
* Red Robin Gourmet Burgers                                48,842         1,404
* Ryan's Family Steak Houses, Inc.                         54,050           980
  Bob Evans Farms, Inc.                                    26,300           806
  Triarc Cos., Inc. Class A                                62,287           685

  RETAIL (7.1%)
  Foot Locker, Inc.                                     2,344,600        56,270
* Chico's FAS, Inc.                                       809,500        32,971
  MSC Industrial Direct Co.,
    Inc. Class A                                        1,015,399        29,101
* Urban Outfitters, Inc.                                  508,500        23,477
* Fisher Scientific
    International Inc.                                    383,965        22,481
  Claire's Stores, Inc.                                 1,055,900        21,519
  Nordstrom, Inc.                                         511,400        18,221
* Dick's Sporting Goods, Inc.                             576,600        15,551
* Insight Enterprises, Inc.                               900,400        15,073
* Aeropostale, Inc.                                       648,150        14,253
* Hibbett Sporting Goods, Inc.                            562,350        13,654
* Pacific Sunwear of
    California, Inc.                                      625,925        13,439
* The Children's Place
    Retail Stores, Inc.                                   486,303        12,809
* AnnTaylor Stores Corp.                                  314,600        12,751
  PETsMART, Inc.                                          446,250        12,361
  CDW Corp.                                               197,220        12,324
  Borders Group, Inc.                                     498,200        11,942
* O'Reilly Automotive, Inc.                               255,800        11,483
* Hot Topic, Inc.                                         509,200        11,335
* Men's Wearhouse, Inc.                                   412,400        10,512
* Electronics Boutique
    Holdings Corp.                                        374,200        10,122
* Global Imaging Systems, Inc.                            241,600         8,364
  The Neiman Marcus Group, Inc.
    Class A                                               159,600         7,763
* Advance Auto Parts, Inc.                                178,300         7,694
* Barnes & Noble, Inc.                                    255,999         7,647
  Abercrombie & Fitch Co.                                 241,100         7,583
* Tuesday Morning Corp.                                   235,000         6,930
* Too Inc.                                                387,000         6,788
  Fred's, Inc.                                            363,850         6,757
* Guitar Center, Inc.                                     162,500         6,747
  Fastenal Co.                                            122,900         6,744
* Cost Plus, Inc.                                         178,240         6,452
* Sharper Image Corp.                                     211,000         6,448
* Tractor Supply Co.                                      160,100         6,254
* FreeMarkets, Inc.                                       839,800         5,837
* bebe stores, inc.                                       178,300         5,688
* Genesco, Inc.                                           251,400         5,594
* American Eagle Outfitters, Inc.                         208,500         5,356
  Pier 1 Imports Inc.                                     255,500         5,279
* BJ's Wholesale Club, Inc.                               204,200         4,948
  Ross Stores, Inc.                                       162,200         4,947
* Cache, Inc.                                             174,600         4,889
* GameStop Corp.                                          237,800         4,188
* CarMax, Inc.                                            157,500         4,082
* Jos. A. Bank Clothiers, Inc.                            117,900         3,709

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE^
EXPLORER FUND                                              SHARES         (000)
--------------------------------------------------------------------------------
* Dollar Tree Stores, Inc.                                 98,800    $    2,663
* GSI Commerce, Inc.                                      240,985         2,338
* PETCO Animal Supplies, Inc.                              72,700         2,134
* Mothers Work, Inc.                                       79,245         1,942
* Linens 'n Things, Inc.                                   56,900         1,846
* Big 5 Sporting Goods Corp.                               67,935         1,686
* Stein Mart, Inc.                                        121,200         1,542
* 99 Cents Only Stores                                     68,900         1,361
* Jo-Ann Stores, Inc.                                      32,600           922
* The Dress Barn, Inc.                                     35,800           602
  Sonic Automotive, Inc.                                   21,000           523
* barnesandnoble.com inc.                                 118,600           359

  SERVICES--COMMERCIAL (3.2%)
  The Corporate Executive
    Board Co.                                             515,600        26,631
* CoStar Group, Inc.                                      428,600        16,900
* Getty Images, Inc.                                      304,400        16,620
  Manpower Inc.                                           294,800        13,826
* DiamondCluster
    International, Inc.                                 1,327,350        13,605
* MPS Group, Inc.                                       1,107,000        12,111
  Sabre Holdings Corp.                                    460,800        10,870
  Regis Corp.                                             241,100        10,469
* Monster Worldwide Inc.                                  374,400         9,588
* Harris Interactive Inc.                               1,221,403         8,904
* Kroll Inc.                                              287,525         8,522
* Wireless Facilities, Inc.                               879,700         8,436
* Navigant Consulting, Inc.                               443,700         7,778
* West Corp.                                              314,800         7,691
* Labor Ready, Inc.                                       604,100         7,636
* Coinstar, Inc.                                          405,000         6,986
* Tetra Tech, Inc.                                        392,800         6,524
* Resources Connection, Inc.                              127,600         5,144
* Charles River Associates Inc.                           155,537         5,019
  Aramark Corp. Class B                                   158,100         4,522
* Integrated Alarm
    Services Group, Inc.                                  444,080         4,308
* Copart, Inc.                                            210,398         3,989
* MemberWorks, Inc.                                       134,500         3,969
* ChoicePoint Inc.                                         85,830         3,770
* 4Kids Entertainment Inc.                                164,100         3,586
* Convergys Corp.                                         237,600         3,450
* Korn/Ferry International                                205,400         3,077
* MAXIMUS, Inc.                                            86,400         3,024
  Rollins, Inc.                                            94,950         2,255
* AMN Healthcare Services, Inc.                           115,472         1,880
  World Fuel Services Corp.                                44,000         1,862
* Forrester Research, Inc.                                107,300         1,861
  The Pep Boys
    (Manny, Moe & Jack)                                    60,100         1,651
* Lightbridge, Inc.                                       223,247         1,420
* Gartner, Inc. Class B                                   107,200         1,266
* Teletech Holdings Inc.                                   42,600           260

  SHOES (0.7%)
*(2)Vans, Inc.                                            956,740        19,422
* Timberland Co.                                          179,000        11,227
* Finish Line, Inc.                                       239,600         8,034
  Kenneth Cole Productions, Inc.                          180,251         6,235
  Reebok International Ltd.                               112,600         4,096
  K-Swiss, Inc.                                           197,095         3,845
* Steven Madden, Ltd.                                     159,700         3,050
* Skechers U.S.A., Inc.                                   123,100         1,515

  TEXTILE--APPAREL MANUFACTURING (1.0%)
* Quiksilver, Inc.                                      1,332,900        28,831
  Phillips-Van Heusen Corp.                               551,700         9,969
  Jones Apparel Group, Inc.                               268,200         9,816
* Columbia Sportswear Co.                                 169,600         9,030
  World Co. Ltd.                                          231,700         7,810
* Guess ?, Inc.                                           421,200         6,558
* The Warnaco Group, Inc.                                 244,800         4,683

  TOYS (0.1%)
  Hasbro, Inc.                                            190,900         3,606
* Marvel Enterprises Inc.                                  37,850           719

  WHOLESALE & INTERNATIONAL TRADE (0.1%)
* Central European Distribution Corp.                     175,000         5,364

  WHOLESALERS (0.2%)
* Tech Data Corp.                                         140,400         4,774
* United Stationers, Inc.                                 122,000         4,636
* Brightpoint, Inc.                                       338,860         3,690
                                                                     -----------
                                                                      1,839,864
                                                                     -----------
CONSUMER STAPLES (1.0%)
* Constellation Brands, Inc.
  Class A                                                 427,300        14,156
* Rite Aid Corp.                                        2,588,000        12,681
* Wild Oats Markets Inc.                                  792,700        10,939
* NBTY, Inc.                                              242,400         9,008
* Smithfield Foods, Inc.                                  274,500         7,302
  SuperValu Inc.                                          159,200         4,902
  Sanderson Farms, Inc.                                   126,994         4,722
* 7-Eleven, Inc.                                          209,100         3,367
  Universal Corp. (VA)                                     37,700         1,894
  Tootsie Roll Industries, Inc.                            47,483         1,654
* Boston Beer Co., Inc. Class A                            69,800         1,330
* Chiquita Brands International, Inc.                      69,200         1,246
  Church & Dwight, Inc.                                    22,200           998
* Performance Food Group Co.                               12,400           436
                                                                     -----------
                                                                         74,635
                                                                     -----------

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE^
                                                           SHARES         (000)
--------------------------------------------------------------------------------
FINANCIAL SERVICES (8.5%)
* Alliance Data Systems Corp.                             865,400    $   30,090
* E*TRADE Group, Inc.                                   2,178,150        24,744
* CheckFree Corp.                                         728,600        21,887
  Friedman, Billings,
  Ramsey Group, Inc. REIT                               1,168,600        21,619
* The Dun & Bradstreet Corp.                              391,700        20,466
* Providian Financial Corp.                             1,605,300        19,472
  Westcorp, Inc.                                          406,385        17,922
  Avalonbay Communities, Inc.
    REIT                                                  328,400        16,298
* Investment Technology
    Group, Inc.                                         1,120,800        16,061
  IndyMac Bancorp, Inc. REIT                              477,000        15,340
* Affiliated Managers Group, Inc.                         283,350        13,799
* S1 Corp.                                              1,707,643        13,764
  Jefferies Group, Inc.                                   399,900        13,637
  Regency Centers Corp. REIT                              359,000        13,610
  Commerce Bancorp, Inc.                                  238,300        13,585
  City National Corp.                                     220,200        13,575
  Prentiss Properties Trust REIT                          423,700        13,575
  Bank of Hawaii Corp.                                    298,500        13,050
* BISYS Group, Inc.                                       898,100        13,022
  Legg Mason Inc.                                         138,700        12,769
  The Chicago
    Mercantile Exchange                                   108,600        12,739
  Reinsurance Group of
    America, Inc.                                         323,600        12,562
* Knight Trading Group, Inc.                            1,078,600        12,533
* AmeriCredit Corp.                                       677,300        10,979
  Global Payments Inc.                                    202,100         9,697
* eSPEED, Inc. Class A                                    521,455         9,178
* Silicon Valley Bancshares                               250,219         8,598
  Fair, Isaac, Inc.                                       249,055         8,398
  Redwood Trust, Inc. REIT                                167,500         7,278
* CompuCredit Corp.                                       438,358         7,264
* Euronet Worldwide, Inc.                                 373,816         7,263
* CapitalSource Inc.                                      344,650         7,258
  FactSet Research Systems Inc.                           178,200         7,085
  Eaton Vance Corp.                                       184,750         6,745
  New Century Financial Corp.                             156,600         6,645
* Digital Insight Corp.                                   343,100         6,622
  Fremont General Corp.                                   306,600         6,607
  First American Corp.                                    239,100         6,484
* Allmerica Financial Corp.                               177,500         6,170
  Brown & Brown, Inc.                                     145,500         5,676
  John H. Harland Co.                                     176,000         5,423
  Catellus Development Corp. REIT                         251,508         5,420
* eFunds Corp.                                            327,100         5,253
* Bristol West Holdings, Inc.                             234,250         4,802
  Flagstar Bancorp, Inc.                                  222,000         4,535
  International Bancshares Corp.                           84,550         4,507
  Certegy, Inc.                                           124,700         4,462
* Tradestation Group Inc.                                 670,000         4,308
  Federated Investors, Inc.                               146,000         4,292
  WFS Financial, Inc.                                      91,765         4,087
  Student Loan Corp.                                       28,300         4,007
  Investors Financial
    Services Corp.                                        100,100         3,891
  Max Re Capital Ltd.                                     173,051         3,807
  The Phoenix Cos., Inc.                                  286,800         3,634
* Commercial Capital
    Bancorp, Inc.                                         205,500         3,629
* Accredited Home
    Lenders Holding Co.                                   120,400         3,490
  Everest Re Group, Ltd.                                   40,311         3,434
  Jack Henry & Associates Inc.                            182,100         3,312
  East West Bancorp, Inc.                                  57,500         3,239
* Metris Cos., Inc.                                       457,400         3,202
  Community First
    Bankshares, Inc.                                       98,800         3,179
* First Federal Financial Corp.                            76,200         3,080
  SEI Corp.                                               104,200         3,076
  PFF Bancorp, Inc.                                        80,600         3,018
* Sterling Financial Corp.                                 89,047         2,939
* Conseco, Inc.                                           147,300         2,917
* Piper Jaffray Cos., Inc.                                 60,100         2,910
  Arthur J. Gallagher & Co.                                87,900         2,833
  W Holding Co., Inc.                                     161,600         2,754
  Independent Bank Corp. (MI)                             106,115         2,656
  Novastar Financial, Inc. REIT                            79,000         2,564
  Hudson United Bancorp                                    70,000         2,501
* Interactive Data Corp.                                  139,800         2,337
  Net.Bank, Inc.                                          210,000         2,266
  Impac Mortgage
    Holdings, Inc. REIT                                   118,300         2,225
* Triad Guaranty, Inc.                                     39,300         2,150
  Hanmi Financial Corp.                                    84,800         2,100
  Hudson River Bancorp. Inc.                              115,378         2,078
  PrivateBancorp, Inc.                                     35,200         1,947
* Portal Software, Inc.                                   325,140         1,766
  Waddell & Reed Financial, Inc.                           74,100         1,647
  HCC Insurance Holdings, Inc.                             49,500         1,585
  Irwin Financial Corp.                                    66,700         1,577
  Bank of the Ozarks, Inc.                                 65,462         1,561
  Gabelli Asset Management Inc.                            35,900         1,443
  Westamerica Bancorporation                               27,200         1,322
  McGrath RentCorp                                         38,900         1,212
* Financial Federal Corp.                                  38,500         1,205
  UCBH Holdings, Inc.                                      30,777         1,139
* USI Holdings Corp.                                       55,800           845
* iPayment Holdings, Inc.                                  23,682           803
* United Rentals, Inc.                                     44,800           771
* Hawthorne Financial Corp.                                18,695           631

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE^
EXPLORER FUND                                              SHARES         (000)
--------------------------------------------------------------------------------
  Harleysville National Corp.                              23,150    $      605
* CCC Information Services Group                           28,200           454
                                                                     -----------
                                                                        654,896
                                                                     -----------
HEALTH CARE (18.2%)
  BIOTECH RESEARCH & PRODUCTION (3.6%)
* ImClone Systems, Inc.                                   434,500        29,059
* OSI Pharmaceuticals, Inc.                               330,100        24,358
* Biogen Idec Inc.                                        402,500        23,748
* Protein Design Labs, Inc.                               961,800        23,545
* Human Genome Sciences, Inc.                           1,896,500        23,137
* Invitrogen Corp.                                        237,000        17,119
* Chiron Corp.                                            320,000        14,848
* IDEXX Laboratories Corp.                                214,900        13,165
* Martek Biosciences Corp.                                202,600        12,863
* Zymogenetics, Inc.                                      640,100        10,146
* Cephalon, Inc.                                          178,125        10,137
* Abgenix, Inc.                                           583,800         9,498
* Digene Corp.                                            238,837         8,479
* Telik, Inc.                                             271,568         6,374
* Flamel Technologies SA ADR                              240,400         6,344
* Nabi Biopharmaceuticals                                 338,598         5,536
* Transkaryotic Therapies, Inc.                           378,000         5,492
* NPS Pharmaceuticals Inc.                                214,600         5,376
* Charles River Laboratories, Inc.                        107,400         4,940
* Vicuron Pharmaceuticals Inc.                            203,825         4,649
* Tanox, Inc.                                             231,025         3,939
* Neurocrine Biosciences, Inc.                             51,756         3,397
* Cell Genesys, Inc.                                      273,300         3,020
* Geron Corp.                                             333,181         2,522
* Serologicals Corp.                                       99,900         1,850
* Immunomedics Inc.                                       296,400         1,435
* Pharmacopeia, Inc.                                       59,491         1,067
* Albany Molecular Research, Inc.                          57,700           936
* ARIAD Pharmaceuticals, Inc.                              59,700           678
* Encysive Pharmaceuticals, Inc.                           56,300           566
* Cytokinetics, Inc.                                       30,000           488

  DRUGS & PHARMACEUTICALS (4.5%)
* Sepracor Inc.                                           554,020        26,488
* MGI Pharma, Inc.                                        370,700        22,917
* Salix Pharmaceuticals, Ltd.                             626,143        19,367
  Kissei Pharmaceutical Co., Ltd.                         783,000        17,632
* Watson Pharmaceuticals, Inc.                            475,000        16,915
* Amylin Pharmaceuticals, Inc.                            625,300        14,007
* Andrx Group                                             569,100        13,021
* Ligand Pharmaceuticals Inc.
    Class B                                               599,698        12,840
  Medicis Pharmaceutical Corp.                            296,900        12,743
* Eon Labs, Inc.                                          192,400        12,650
* Onyx Pharmaceuticals, Inc.                              242,300        11,950
* Impax Laboratories, Inc.                                550,615        11,458
* Kos Pharmaceuticals, Inc.                               258,300        10,632
* Bradley Pharmaceuticals, Inc.                           375,100         9,835
* Nektar Therapeutics                                     464,500         9,406
* Pharmaceutical Resources, Inc.                          212,500         8,564
* Angiotech Pharmaceuticals, Inc.                         387,250         8,074
* Chattem, Inc.                                           282,890         7,658
  Valeant Pharmaceuticals
    International                                         314,500         7,265
* Medarex, Inc.                                           744,000         7,090
* CV Therapeutics, Inc.                                   491,300         7,080
* The Medicines Co.                                       206,200         6,745
* King Pharmaceuticals, Inc.                              322,300         5,560
* Endo Pharmaceuticals
    Holdings, Inc.                                        225,900         5,392
* ImmunoGen, Inc.                                         592,000         5,050
* Shire Pharmaceuticals
    Group PLC ADR                                         180,300         5,003
* Vertex Pharmaceuticals, Inc.                            564,400         4,876
* American Pharmaceuticals
    Partners, Inc.                                        112,032         4,739
* ILEX Oncology, Inc.                                     198,442         4,602
* Alkermes, Inc.                                          291,286         4,465
  Perrigo Co.                                             187,700         4,049
* Regeneron Pharmaceuticals, Inc.                         261,900         3,282
* Priority Healthcare Corp. Class B                       152,600         3,060
* Connetics Corp.                                         141,983         2,762
* SuperGen, Inc.                                          313,800         2,576
* Novavax, Inc.                                           478,800         2,394
* Tularik, Inc.                                            95,100         2,346
* Noven Pharmaceuticals, Inc.                             107,700         2,115
* SciClone Pharmaceuticals, Inc.                          371,300         1,860
* K-V Pharmaceutical Co. Class A                           67,650         1,625
* Enzo Biochem, Inc.                                      110,600         1,609
* Barr Pharmaceuticals Inc.                                33,300         1,379
* aaiPharma Inc.                                          172,800         1,099
* CIMA Labs Inc.                                           25,600           810
* Dendreon Corp.                                           58,562           761
* AtheroGenics, Inc.                                       27,047           639
* Atrix Laboratories, Inc.                                 16,900           510
* Lannett Company, Inc.                                    28,503           456

  ELECTRONICS--MEDICAL SYSTEMS (0.6%)
* Affymetrix, Inc.                                        393,400        12,022
* eResearch Technology, Inc.                              339,500        10,687
* Bruker BioSciences Corp.                              1,880,500         9,760
* VISX Inc.                                               295,200         6,462
* Intuitive Surgical, Inc.                                248,640         4,016
* Haemonetics Corp.                                        52,500         1,482

  HEALTH & PERSONAL CARE (1.0%)
* IDX Systems Corp.                                       452,100        14,332
  Omnicare, Inc.                                          343,700        14,257
* Accredo Health, Inc.                                    279,500        10,803

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE^
                                                           SHARES         (000)
--------------------------------------------------------------------------------
* Matria Healthcare, Inc.                                 450,600    $    8,638
* Stericycle, Inc.                                        165,499         7,914
* Apria Healthcare Group Inc.                             188,400         5,434
* Lincare Holdings, Inc.                                  148,300         5,150
* NeighborCare Inc.                                       156,600         3,624
* Odyssey Healthcare, Inc.                                198,600         3,338
* LabOne, Inc.                                            110,499         3,264
* Inveresk Research Group Inc.                             69,200         1,961
* Gentiva Health Services, Inc.                           106,340         1,554
* Dynacq Healthcare, Inc                                   21,000           119

  HEALTH CARE FACILITIES (1.7%)
* DaVita, Inc.                                            435,099        22,234
* Triad Hospitals, Inc.                                   616,866        20,980
  Manor Care, Inc.                                        556,200        18,043
* United Surgical Partners
    International, Inc.                                   352,200        12,757
* American Healthways Inc.                                511,800        12,401
* Renal Care Group, Inc.                                  234,400        11,598
* Beverly Enterprises, Inc.                             1,865,900        11,102
* LifePoint Hospitals, Inc.                               200,500         7,170
* Kindred Healthcare, Inc.                                139,850         6,850
* Mariner Health Care, Inc.                               193,400         3,493
* Pharmaceutical Product
    Development, Inc.                                      82,896         2,451
* Sunrise Senior Living, Inc.                              14,100           446

  HEALTH CARE MANAGEMENT SERVICES (1.4%)
* Humana Inc.                                           1,441,300        23,479
  Select Medical Corp.                                    788,700        14,946
  IMS Health, Inc.                                        490,800        12,393
* AMERIGROUP Corp.                                        212,400         8,817
* Pediatrix Medical Group, Inc.                           118,900         8,501
* Community Health Systems, Inc.                          227,500         5,867
* Sierra Health Services, Inc.                            151,300         5,621
  Oxford Health Plans, Inc.                                93,800         5,106
  Universal Health
    Services Class B                                      104,400         4,583
* First Health Group Corp.                                206,600         3,450
* AmSurg Corp.                                            134,150         3,243
* Eclipsys Corp.                                          216,000         3,048
* Per-Se Technologies, Inc.                               255,156         2,730
* Centene Corp.                                            63,900         2,141
* WebMD Corp.                                             200,000         1,758
* Cerner Corp.                                             33,000         1,413
* CorVel Corp.                                             19,000           591

  MEDICAL & DENTAL INSTRUMENTS & SUPPLIES (4.9%)
  Bausch & Lomb, Inc.                                     686,200        43,114
* Henry Schein, Inc.                                      547,400        38,575
  Mentor Corp.                                          1,099,800        34,864
  Cooper Cos., Inc.                                       549,400        29,668
  Arrow International, Inc.                               749,028        22,411
  DENTSPLY International Inc.                             430,650        20,869
* CONMED Corp.                                            719,500        17,757
* Dade Behring Holdings Inc.                              244,200        11,233
* Patterson Dental Co.                                    149,000        10,981
* Techne Corp.                                            233,093         9,081
* Kyphon Inc.                                             358,673         9,003
* INAMED Corp.                                            144,500         8,502
* Sybron Dental Specialties, Inc.                         290,300         8,491
  PolyMedica Corp.                                        298,300         8,305
  Invacare Corp.                                          203,701         8,113
  Beckman Coulter, Inc.                                   138,100         7,712
* Respironics, Inc.                                       145,553         7,628
* Gen-Probe Inc.                                          224,000         7,468
* ResMed Inc.                                             131,600         6,485
* Merit Medical Systems, Inc.                             358,190         5,627
* Apogent Technologies Inc.                               158,300         5,132
* Advanced Medical Optics, Inc.                           159,000         5,015
* Align Technology, Inc.                                  270,184         4,680
* ALARIS Medical Systems, Inc.                            234,000         4,544
* STERIS Corp.                                            196,400         4,352
* PSS World Medical, Inc.                                 377,878         4,228
* Conceptus, Inc.                                         302,700         3,481
* Immucor Inc.                                            130,000         3,205
* Bio-Rad Laboratories, Inc.
    Class A                                                52,600         3,082
* Cytyc Corp.                                             139,203         2,979
* Advanced Neuromodulation
    Systems, Inc.                                         108,600         2,959
* Ocular Sciences, Inc.                                    97,600         2,743
* Kinetic Concepts, Inc.                                   53,500         2,589
* Wright Medical Group, Inc.                               65,466         2,248
* Edwards Lifesciences Corp.                               51,200         1,764
* Synovis Life Technologies, Inc.                          92,700         1,483
* Laserscope                                               23,100           686
* OraSure Technologies, Inc.                               80,800           680
  Diagnostic Products Corp.                                14,100           602
* Molecular Devices Corp.                                  19,800           388

  MEDICAL SERVICES (0.5%)
* Coventry Health Care Inc.                               570,800        23,882
* US Physical Therapy, Inc.                               509,000         7,233
* Covance, Inc.                                           146,400         4,940
* Hanger Orthopedic Group, Inc.                           150,300         2,460
* VCA Antech, Inc.                                         25,000         1,022
* RehabCare Group, Inc.                                    22,400           458
                                                                     -----------
                                                                      1,400,818
                                                                     -----------
MATERIALS & PROCESSING (4.2%)
  Hughes Supply, Inc.                                     354,900        19,835
* Maverick Tube Corp.                                     845,800        19,140
  Watsco, Inc.                                            586,000        17,082
  Bowater Inc.                                            375,100        15,735

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE^
EXPLORER FUND                                              SHARES         (000)
--------------------------------------------------------------------------------
  Temple-Inland Inc.                                      248,700    $   15,362
  Cytec Industries, Inc.                                  388,100        15,260
* Dycom Industries, Inc.                                  646,500        15,244
  Chicago Bridge & Iron Co. N.V.                          526,700        15,143
  Great Lakes Chemical Corp.                              565,900        14,215
  Central Glass Co., Ltd.                               1,831,000        13,522
* Pactiv Corp.                                            577,500        13,254
  Fluor Corp.                                             333,800        12,738
  Minerals Technologies, Inc.                             214,500        12,580
* Energizer Holdings, Inc.                                271,600        11,760
  IMC Global Inc.                                         796,400        10,011
  Precision Castparts Corp.                               179,800         8,093
* URS Corp.                                               309,000         7,981
  Louisiana-Pacific Corp.                                 333,500         7,867
* Ceradyne, Inc.                                          218,199         6,227
* GrafTech International Ltd.                             682,000         6,049
  United States Steel Corp.                               198,100         5,672
  Ball Corp.                                               85,200         5,623
  Florida Rock Industries, Inc.                           141,100         5,614
* Jacobs Engineering Group Inc.                           128,900         5,376
* Scotts Co.                                               78,400         5,170
* Steel Dynamics, Inc.                                    191,700         4,614
* Rogers Corp.                                             68,053         4,063
  MacDermid, Inc.                                         109,200         3,536
* Cleveland-Cliffs Inc.                                    69,900         3,312
  Brookfield Homes Corp.                                   76,300         2,467
  Lennox International Inc.                               146,200         2,443
* OM Group, Inc.                                           86,500         2,201
* Armor Holdings, Inc.                                     60,800         2,009
* Mobile Mini, Inc.                                        93,906         1,808
* NCI Building Systems, Inc.                               56,300         1,648
  Forest City Enterprise Class A                           25,800         1,353
* Jones Lang Lasalle Inc.                                  54,400         1,284
* Cabot Microelectronics Corp.                             42,900         1,267
* Stillwater Mining Co.                                    82,600         1,109
  Simpson Manufacturing Co.                                19,200         1,001
* Tejon Ranch Co.                                          20,400           710
* Silgan Holdings, Inc.                                    11,600           488
  AptarGroup Inc.                                           8,600           338
* Avatar Holding, Inc.                                      8,316           317
  Schnitzer Steel Industries,
    Inc. Class A                                           12,000           315
  Penn Engineering &
    Manufacturing Corp.                                    11,700           199
                                                                     -----------
                                                                        321,035
                                                                     -----------
OTHER ENERGY (4.6%)
  St. Mary Land & Exploration Co.                         746,599        26,990
  CARBO Ceramics Inc.                                     394,500        25,516
* Cal Dive International, Inc.                            715,700        19,353
* Grey Wolf, Inc.                                       4,778,100        19,017
* Denbury Resources, Inc.                               1,038,400        18,961
* Unit Corp.                                              554,200        15,656
* Patterson-UTI Energy, Inc.                              413,600        14,968
  Chesapeake Energy Corp.                               1,070,925        14,725
* IHC Caland NV                                           307,498        14,483
  Peabody Energy Corp.                                    284,200        13,326
* Key Energy Services, Inc.                             1,197,800        12,769
* Newfield Exploration Co.                                240,300        12,659
* Comstock Resources, Inc.                                596,800        12,145
* Smith International, Inc.                               196,000        10,731
* Core Laboratories NV                                    467,700        10,635
* TETRA Technologies, Inc.                                427,700        10,226
* National-Oilwell, Inc.                                  307,350         8,581
* Premcor, Inc.                                           230,900         7,950
* Evergreen Resources, Inc.                               164,100         6,585
  Patina Oil & Gas Corp.                                  226,024         6,283
* Tom Brown, Inc.                                         122,300         5,856
* Ultra Petroleum Corp.                                   160,900         5,284
* Encore Acquisition Co.                                  166,889         4,965
* Magnum Hunter Resources Inc.                            473,100         4,859
  Cabot Oil & Gas Corp.                                   129,000         4,605
* Energy Partners, Ltd.                                   324,400         4,542
* Westport Resources Corp.                                128,100         4,385
* The Meridian Resource Corp.                             618,200         4,043
  Vintage Petroleum, Inc.                                 265,200         3,997
  Frontier Oil Corp.                                      223,305         3,970
* Prima Energy Corp.                                       83,000         3,082
* Stone Energy Corp.                                       53,300         2,622
* Plains Exploration &
    Production Co.                                        126,100         2,484
* Oceaneering International, Inc.                          82,100         2,299
* Houston Exploration Co.                                  50,800         2,273
* Matrix Service Co.                                      202,900         2,106
* Global Power
    Equipment Group Inc.                                  205,400         1,487
* Grant Prideco, Inc.                                      87,200         1,330
* Remington Oil & Gas Corp.                                56,700         1,242
* Capstone Turbine Corp.                                  417,276         1,064
* FuelCell Energy, Inc.                                    64,300         1,060
* Varco International, Inc.                                48,000           993
* FMC Technologies Inc.                                    30,300           826
* Spinnaker Exploration Co.                                21,100           753
  Helmerich & Payne, Inc.                                  15,500           418
                                                                     -----------
                                                                        352,104
                                                                     -----------
PRODUCER DURABLES (7.3%)
* Plantronics, Inc.                                       550,600        20,895
  Tektronix, Inc.                                         700,500        20,735
  Donaldson Co., Inc.                                     720,900        19,774
* Moog Inc.                                               516,350        17,040
  Kennametal, Inc.                                        384,000        16,573
* Ultratech, Inc.                                       1,005,599        16,200
* Polycom, Inc.                                           847,000        16,161
* AGCO Corp.                                              781,700        15,048
* Otsuka Kagu Ltd.                                        404,200        14,688

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE^
                                                           SHARES         (000)
--------------------------------------------------------------------------------
* MKS Instruments, Inc.                                   748,000    $   14,377
* Mettler-Toledo International Inc.                       319,299        14,311
* Photronics Inc.                                         913,872        13,608
* United Defense Industries Inc.                          392,400        13,597
* LAM Research Corp.                                      600,100        13,286
* Hovnanian Enterprises Inc.
    Class A                                               339,900        12,226
* Triumph Group, Inc.                                     367,000        11,799
  Engineered Support
    Systems, Inc.                                         242,600        11,798
  Garmin Ltd.                                             348,500        11,208
  Ryland Group, Inc.                                      136,400        10,769
* DuPont Photomasks, Inc.                                 471,600         9,753
* Rayovac Corp.                                           364,600         9,717
  Lindsay Manufacturing Co.                               389,550         9,213
* NVR, Inc.                                                19,400         8,749
  Joy Global Inc.                                         308,100         8,088
* Palm Harbor Homes, Inc.                                 335,100         7,540
* Crown Castle
    International Corp.                                   512,500         7,149
* American Tower Corp. Class A                            573,600         7,141
  Cummins Inc.                                            119,100         7,123
* Meritage Corp.                                          102,900         6,982
* Dionex Corp.                                            132,400         6,756
  Herman Miller, Inc.                                     239,300         6,289
* Metrologic Instruments, Inc.                            395,800         6,222
* Rudolph Technologies, Inc.                              382,315         6,144
  Goodrich Corp.                                          212,200         6,109
* Applied Films Corp.                                     256,600         6,107
* Zygo Corp.                                              540,200         5,953
  CTS Corp.                                               454,000         5,925
* Axcelis Technologies, Inc.                              551,600         5,797
* Varian Semiconductor
    Equipment Associates, Inc.                            164,800         5,366
  HON Industries, Inc.                                    138,400         5,122
* Orbital Sciences Corp.                                  397,100         5,115
* Terex Corp.                                             143,400         4,711
* Toll Brothers, Inc.                                     118,800         4,701
  Standard Pacific Corp.                                   92,700         4,676
  Ametek, Inc.                                            172,600         4,574
  MDC Holdings, Inc.                                       73,930         4,568
* Mykrolis Corp.                                          312,100         4,541
* ASML Holding (New York)                                 290,645         4,520
* Kulicke & Soffa Industries, Inc.                        449,396         4,463
* Novatel Wireless, Inc.                                  283,000         4,171
* Champion Enterprises, Inc.                              373,400         4,066
* Imagistics International Inc.                            96,699         3,915
  Molex, Inc.                                             128,800         3,836
* Photon Dynamics, Inc.                                   120,800         3,745
  KB HOME                                                  53,800         3,708
* Brooks Automation, Inc.                                 217,900         3,626
* Mattson Technology, Inc.                                359,600         3,517
  American Power
    Conversion Corp.                                      186,800         3,486
  Graco, Inc.                                             111,050         3,132
* William Lyon Homes, Inc.                                 34,200         3,015
* LTX Corp.                                               273,800         2,993
* C-COR Electronics, Inc.                                 322,900         2,932
* Arris Group Inc.                                        489,950         2,930
  Lincoln Electric Holdings, Inc.                          92,300         2,910
* Semitool, Inc.                                          258,500         2,841
* Audiovox Corp.                                          188,076         2,840
  Helix Technology Corp.                                  155,300         2,733
* Veeco Instruments, Inc.                                 111,900         2,546
* Actuant Corp.                                            72,800         2,488
  The Manitowoc Co., Inc.                                  81,000         2,463
* Headwaters Inc.                                         102,800         2,363
* Advanced Energy Industries, Inc.                        171,200         2,267
  Curtiss-Wright Corp.                                     41,000         1,931
* General Cable Corp.                                     232,300         1,789
  Briggs & Stratton Corp.                                  23,600         1,652
* Technitrol, Inc.                                         76,000         1,617
  Roper Industries Inc.                                    32,200         1,563
* Teledyne Technologies, Inc.                              70,900         1,346
  Keithley Instruments Inc.                                60,000         1,251
  C & D Technologies, Inc.                                 75,200         1,166
* Littelfuse, Inc.                                         28,700         1,102
* Cable Design Technologies Corp.                         118,600         1,012
  Cohu, Inc.                                               56,500           989
* Levitt Corp. Class A                                     42,700           974
* Electro Scientific Industries, Inc.                      42,000           858
* Entegris Inc.                                            64,700           657
* Cymer, Inc.                                              17,200           550
* Optical Cable Corp.
    Warrants Exp. 10/24/2007                                8,891             7
                                                                     -----------
                                                                        564,194
                                                                     -----------
TECHNOLOGY (18.3%)
  COMMUNICATIONS TECHNOLOGY (3.0%)
* Foundry Networks, Inc.                                1,952,800        22,067
  ADTRAN Inc.                                             888,120        21,768
* Avaya Inc.                                            1,432,800        19,601
* WebEx Communications, Inc.                              782,500        17,559
* TIBCO Software Inc.                                   1,749,900        13,124
* Brocade Communications
    Systems, Inc.                                       2,439,400        13,051
* Avocent Corp.                                           307,800         9,877
  Scientific-Atlanta, Inc.                                304,900         9,876
* SeaChange International, Inc.                           834,569         9,698
* NCR Corp.                                               215,400         9,626
  Inter-Tel, Inc.                                         367,900         8,808
* Comverse Technology, Inc.                               522,000         8,540
  Black Box Corp.                                         126,748         6,458
* Stratex Networks, Inc.                                1,850,600         6,051
* Aspect Communications Corp.                             401,600         4,751

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE^
EXPLORER FUND                                              SHARES         (000)
--------------------------------------------------------------------------------
* Secure Computing Corp.                                  493,400    $    4,717
* Ulticom, Inc.                                           481,300         4,515
* Sycamore Networks, Inc.                               1,099,300         4,067
* j2 Global Communications, Inc.                          174,800         4,048
* Westell Technologies, Inc.                              547,099         4,004
  Harris Corp.                                             86,100         3,879
* Network Associates, Inc.                                244,870         3,840
* Standard Microsystem Corp.                              135,000         3,218
* Net2Phone, Inc.                                         811,000         3,155
* Sonus Networks, Inc.                                    661,792         2,515
* Extreme Networks, Inc.                                  454,700         2,514
* Anaren, Inc.                                            165,200         2,437
* Ditech Communications Corp.                             109,700         1,577
* Catapult Communications Corp.                            79,000         1,486
* Inet Technologies, Inc.                                 135,301         1,333
* Advanced Fibre
    Communications, Inc.                                   75,300         1,258
* KVH Industries, Inc.                                     87,200         1,200
* Netopia, Inc.                                           200,000         1,194
  Anixter International Inc.                               37,600         1,102
* InterVoice, Inc.                                         80,800         1,006
  Bel Fuse, Inc. Class B                                   19,500           602

  COMPUTER SERVICES SOFTWARE & SYSTEMS (7.0%)
* Red Hat, Inc.                                         3,557,400        80,789
  Acxiom Corp.                                          1,159,200        26,824
* Hyperion Solutions Corp.                                608,500        23,354
* Cognizant Technology
    Solutions Corp.                                       525,100        22,716
* Sapient Corp.                                         3,603,000        20,177
* Digitas Inc.                                          1,961,700        19,440
  Autodesk, Inc.                                          542,415        18,171
* CACI International, Inc.                                391,300        17,804
* Electronics for Imaging, Inc.                           663,425        16,838
* Akamai Technologies, Inc.                             1,339,238        15,830
* ManTech International Corp.                             574,300        14,415
* MICROS Systems, Inc.                                    302,800        13,284
* At Road, Inc.                                         1,188,100        10,004
* Open Text Corp.                                         355,000         9,645
* Digital River, Inc.                                     368,600         9,491
* F5 Networks, Inc.                                       328,772         8,351
* Anteon International Corp.                              241,500         7,535
* American Management
    Systems, Inc.                                         378,560         7,310
* Cadence Design Systems, Inc.                            570,000         7,307
* The TriZetto Group, Inc.                              1,060,500         7,201
* Agile Software Corp.                                    952,200         7,189
* Mentor Graphics Corp.                                   433,200         7,187
* Ascential Software Corp.                                415,795         7,069
* Amdocs Ltd.                                             253,400         6,728
* Transaction Systems
    Architects, Inc.                                      309,400         6,569
* Gartner, Inc. Class A                                   538,300         6,427
* Siebel Systems, Inc.                                    603,400         6,203
* MicroStrategy Inc.                                      128,800         6,188
* Novell, Inc.                                            598,200         5,767
* Openwave Systems Inc.                                   617,867         5,264
* eCollege.com Inc.                                       289,000         5,225
* Concur Technologies, Inc.                               500,000         5,175
* Mercury Interactive Corp.                               119,500         5,085
* Manhattan Associates, Inc.                              168,400         4,525
* BEA Systems, Inc.                                       387,300         4,419
* ANSYS, Inc.                                             114,516         4,243
* SonicWALL, Inc.                                         579,800         4,151
* Keane, Inc.                                             271,400         3,854
* SafeNet, Inc.                                           178,795         3,844
* WatchGuard Technologies, Inc.                           548,500         3,818
* Tyler Technologies, Inc.                                395,400         3,733
* Epicor Software Corp.                                   283,601         3,633
* Interwoven Inc.                                         420,250         3,526
* Compuware Corp.                                         453,400         3,469
* Macromedia, Inc.                                        167,700         3,455
* OPNET Technologies, Inc.                                236,859         3,453
* Staktek Holdings Inc.                                   378,200         3,404
* ActivCard Corp.                                         509,225         3,213
* Dendrite International, Inc.                            178,100         3,053
* Macrovision Corp.                                       173,500         2,922
* Lionbridge Technologies, Inc.                           321,300         2,898
* Retek Inc.                                              394,719         2,755
* Netegrity, Inc.                                         309,900         2,603
* Ceridian Corp.                                          114,200         2,442
  Reynolds & Reynolds Class A                              80,500         2,299
* Magma Design Automation, Inc.                           122,000         2,274
* Micromuse Inc.                                          338,800         2,273
* Informatica Corp.                                       312,972         2,266
* Lawson Software Inc.                                    307,200         2,178
* PC-Tel, Inc.                                            195,500         2,166
* Progress Software Corp.                                 101,200         2,075
* SPSS, Inc.                                              126,700         1,802
* MSC Software Corp.                                      185,900         1,733
* SERENA Software, Inc.                                    89,500         1,590
* Manugistics Group, Inc.                                 257,800         1,395
* Pegasystems Inc.                                        161,399         1,388
* QAD Inc.                                                115,717         1,274
* Verity, Inc.                                             99,000         1,228
* MRO Software Inc.                                        79,600         1,061
* Quest Software, Inc.                                     91,740         1,032
* BearingPoint, Inc.                                       74,600           747
  Syntel, Inc.                                             35,100           703
* SupportSoft, Inc.                                        44,300           438

  COMPUTER TECHNOLOGY (2.2%)
* Maxtor Corp.                                          4,717,680        30,712
* Western Digital Corp.                                 2,301,900        18,599

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE^
                                                           SHARES         (000)
--------------------------------------------------------------------------------
* SanDisk Corp.                                           636,200    $   14,703
* McDATA Corp. Class A                                  2,044,700        10,898
* Cray Inc.                                             1,673,200        10,374
* RSA Security Inc.                                       639,700        10,248
* Ingram Micro, Inc. Class A                              857,000        10,241
* Hutchinson Technology, Inc.                             303,900         7,473
* Lexar Media, Inc.                                       803,170         7,469
* Mobility Electronics, Inc.                              799,900         6,551
* Advanced Digital
    Information Corp.                                     527,000         5,565
* Emulex Corp.                                            292,875         4,882
* UNOVA, Inc.                                             267,300         4,678
* Synopsys, Inc.                                          162,000         4,330
* Perot Systems Corp.                                     252,866         3,368
* RadiSys Corp.                                           166,900         3,116
* Komag, Inc.                                             224,400         2,852
* Dot Hill Systems Corp.                                  321,969         2,415
* Intergraph Corp.                                         87,916         2,216
* Adaptec, Inc.                                           233,900         1,829
* Stratasys, Inc.                                          85,200         1,741
* Computer Network
    Technology Corp.                                      253,000         1,657

  ELECTRICAL & ELECTRONICS (0.3%)
* TTM Technologies, Inc.                                  743,350         8,259
* Power Integrations, Inc.                                265,000         6,527
* Universal Display Corp.                                 511,400         6,469
* Benchmark Electronics, Inc.                             146,600         3,963

  ELECTRONICS (1.1%)
* FLIR Systems, Inc.                                      573,300        26,894
* Sanmina-SCI Corp.                                     1,820,100        18,237
* Avid Technology, Inc.                                   284,393        13,642
* Amphenol Corp.                                          324,400        10,254
* Aeroflex, Inc.                                          554,825         6,980
* Daktronics, Inc.                                        136,907         2,907
* Semtech Corp.                                           122,100         2,567
* Parlex Corp.                                            137,200           919

  ELECTRONICS--SEMICONDUCTORS/COMPONENTS (4.1%)
* Cypress Semiconductor Corp.                           1,300,700        18,171
* ON Semiconductor Corp.                                3,689,300        17,819
  PerkinElmer, Inc.                                       825,600        15,893
* Silicon Storage
    Technology, Inc.                                    1,194,200        15,823
* Silicon Laboratories Inc.                               325,100        15,328
* Artisan Components, Inc.                                576,200        13,483
* Atmel Corp.                                           2,176,400        12,710
* DSP Group Inc.                                          505,600        12,529
* Avnet, Inc.                                             561,899        12,159
* International Rectifier Corp.                           288,500        11,436
* Integrated Device
    Technology Inc.                                       803,551        10,808
* PMC Sierra Inc.                                         857,600        10,420
* LSI Logic Corp.                                       1,358,300        10,106
* Exar Corp.                                              646,200         9,861
* OmniVision Technologies, Inc.                           396,200         8,836
* MEMC Electronic
    Materials, Inc.                                       981,226         7,820
* Agere Systems Inc. Class A                            3,379,700         7,638
* Microsemi Corp.                                         692,128         7,523
* Conexant Systems, Inc.                                1,616,888         7,033
* ESS Technology, Inc.                                    650,078         6,969
* Amkor Technology, Inc.                                  838,700         6,777
* Arrow Electronics, Inc.                                 264,200         6,679
* Jabil Circuit, Inc.                                     236,675         6,246
* Integrated Silicon Solution, Inc.                       451,158         6,194
* Cirrus Logic                                            863,363         5,379
* SigmaTel Inc.                                           209,250         5,116
* ChipPAC, Inc.                                           821,000         5,033
* Advanced Micro Devices, Inc.                            347,400         4,940
* Silicon Image, Inc.                                     390,675         3,981
* Cree, Inc.                                              189,400         3,513
* ATI Technologies Inc.                                   206,500         3,005
* Mindspeed Technologies, Inc.                            571,780         2,939
* Vitesse Semiconductor Corp.                             651,600         2,789
* Actel Corp.                                             138,500         2,759
* Rambus Inc.                                             134,959         2,514
  AU Optronics Corp. ADR                                  105,829         2,273
* Pixelworks, Inc.                                         88,309         1,579
* Virage Logic Corp.                                      182,677         1,441
* Lattice Semiconductor Corp.                             187,000         1,331
* Integrated Circuit Systems, Inc.                         53,000         1,256
* Excel Technology, Inc.                                   33,900         1,147
* Applied Micro Circuits Corp.                            254,300         1,121
* Skyworks Solutions, Inc.                                 82,600           707
* Planar Systems, Inc.                                     41,922           511
* Siliconix, Inc.                                           6,974           270
* Bookham Technology PLC                                   35,800            50

  ELECTRONICS--TECHNOLOGY (0.5%)
* Trimble Navigation Ltd.                                 900,144        22,549
* Solectron Corp.                                       2,106,600        10,322
* Herley Industries Inc.                                   79,500         1,658
* The Titan Corp.                                          74,600         1,432
* ScanSource, Inc.                                          6,200           342

  SCIENTIFIC EQUIPMENT & SUPPLIES (0.1%)
  Applera Corp.-Applied Biosystems Group                  400,000         7,428
* Varian, Inc.                                              4,800           197
                                                                     -----------
                                                                      1,403,797
                                                                     -----------

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE^
EXPLORER FUND                                              SHARES         (000)
--------------------------------------------------------------------------------
UTILITIES (2.2%)
* Nextel Partners, Inc.                                 3,264,500    $   43,581
* NII Holdings Inc.                                       629,900        22,047
* Philippine Long Distance
    Telephone Co. ADR                                     967,000        19,011
* NTL Inc.                                                248,700        14,119
* Western Wireless Corp.
    Class A                                               624,100        12,994
* General Communication, Inc.                           1,258,500        11,201
* Intrado Inc.                                            353,536         6,077
* Southwestern Energy Co.                                 228,200         5,739
  Energen Corp.                                           137,100         5,669
* PTEK Holdings, Inc.                                     479,241         4,874
* UnitedGlobalCom Inc. Class A                            504,300         3,772
* Primus Telecommunications
    Group, Inc.                                           613,500         3,417
* Mediacom Communications Corp.                           405,704         2,958
  DPL Inc.                                                131,400         2,315
  Western Gas Resources, Inc.                              40,100         2,183
* Boston Communications
    Group, Inc.                                           187,481         2,017
* Talk America Holdings, Inc.                             222,453         1,984
  UGI Corp. Holding Co.                                    62,750         1,977
* IDT Corp. Class B                                        85,200         1,584
* Alamosa Holdings, Inc.                                  127,500           918
* Time Warner Telecom Inc.                                 95,600           363
                                                                     -----------
                                                                        168,800
                                                                     -----------
OTHER (0.3%)
  Brunswick Corp.                                         372,700        15,322
* FMC Corp.                                                89,900         3,856
  Lancaster Colony Corp.                                   86,700         3,581
                                                                     -----------
                                                                         22,759
                                                                     -----------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $6,127,862)                                                   7,069,899
--------------------------------------------------------------------------------
TEMPORARY INVESTMENTS (9.8%)(1)
--------------------------------------------------------------------------------
Vanguard Index Participation
  Equity Receipts--
  Small-Cap Growth                                        124,900         5,915
  Small-Cap                                                98,900         4,750

                                                      FACE AMOUNT
                                                            (000)
                                                      -----------
FEDERAL NATIONAL MORTGAGE ASSN.
(3)1.028%, 7/7/2004                                      $ 13,000        12,975
(3)1.048%, 7/14/2004                                       11,000        10,977

REPURCHASE AGREEMENTS
Goldman Sachs & Co.
  0.93%, 5/3/2004                                          40,027        40,027
  (Dated 4/30/2004,
  Repurchase Value $40,030,000,
  collateralized by U. S. Treasury Bond,
  7.625%, 2/15/2025)
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  1.04%, 5/3/2004                                         474,381       474,381
  1.04%, 5/3/2004--Note G                                 200,873       200,873
--------------------------------------------------------------------------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $750,362)                                                       749,898
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.9%)
  (Cost $6,878,224)                                                   7,819,797
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.9%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                    236,651
Payables for Investment
  Securities Purchased                                                 (156,903)
Security Lending Collateral
  Payable to Brokers--Note G                                           (200,873)
Other Liabilities                                                       (27,403)
                                                                     -----------
                                                                       (148,528)
                                                                     -----------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                    $7,671,269
================================================================================
^See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts and exchange-traded funds. After giving effect to these investments, the fund's effective common stock and temporary cash investment positions represent 97.7% and 4.2%, respectively, of net assets. See Note E in Notes to Financial Statements.
(2)Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $42,163,000. See Note I in Notes to Financial Statements.
(3)Securities with an aggregate value of $23,952,000 have been segregated as initial margin for open futures contracts.
ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.

--------------------------------------------------------------------------------
                                                                         AMOUNT
                                                                          (000)
--------------------------------------------------------------------------------
AT APRIL 30, 2004, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                      $6,785,382
Accumulated Net Investment Losses                                       (13,947)
Accumulated Net Realized Losses                                         (31,125)
Unrealized Appreciation (Depreciation)
  Investment Securities                                                 941,573
  Futures Contracts                                                     (10,614)
--------------------------------------------------------------------------------
NET ASSETS                                                           $7,671,269
================================================================================

Investor Shares--Net Assets
Applicable to 101,696,162 outstanding $.001 par value shares
  of beneficial interest (unlimited authorization)                   $6,662,532
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- INVESTOR SHARES                              $65.51
================================================================================

Admiral Shares--Net Assets
Applicable to 16,552,020 outstanding $.001 par value shares
  of beneficial interest (unlimited authorization)                   $1,008,737
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- ADMIRAL SHARES                               $60.94
================================================================================
See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                                  EXPLORER FUND
                                                SIX MONTHS ENDED APRIL 30, 2004
                                                                          (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends*                                                            $ 8,773
  Interest                                                                2,965
  Security Lending                                                          991
--------------------------------------------------------------------------------
    Total Income                                                         12,729
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B
    Basic Fee                                                             6,174
    Performance Adjustment                                                  800
  The Vanguard Group--Note C
    Management and Administrative
      Investor Shares                                                    12,792
      Admiral Shares                                                        964
    Marketing and Distribution
      Investor Shares                                                       431
      Admiral Shares                                                         68
  Custodian Fees                                                             60
  Shareholders' Reports
    Investor Shares                                                          86
    Admiral Shares                                                           --
  Trustees' Fees and Expenses                                                 4
--------------------------------------------------------------------------------
    Total Expenses                                                       21,379
    Expenses Paid Indirectly--Note D                                       (622)
--------------------------------------------------------------------------------
    Net Expenses                                                         20,757
--------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                             (8,028)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold*                                           533,923
  Futures Contracts                                                      37,557
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                571,480
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                (335,075)
  Futures Contracts                                                     (20,295)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                       (355,370)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        $208,082
================================================================================
*Dividend income and realized net gain (loss) from affiliated companies of the fund were $0 and $1,567,000, respectively. See Note I in Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

--------------------------------------------------------------------------------
                                                           EXPLORER FUND
                                                   -----------------------------
                                                      SIX MONTHS           YEAR
                                                           ENDED          ENDED
                                                   APR. 30, 2004  OCT. 31, 2003
                                                           (000)          (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income (Loss)                        $   (8,028)    $   (2,980)
  Realized Net Gain (Loss)                               571,480        (24,048)
  Change in Unrealized Appreciation (Depreciation)      (355,370)     1,711,432
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                          208,082      1,684,404
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares                                           --           (389)
    Admiral Shares                                            --           (309)
  Realized Capital Gain
    Investor Shares                                           --             --
    Admiral Shares                                            --             --
--------------------------------------------------------------------------------
    Total Distributions                                       --           (698)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE H
  Investor Shares                                        809,346        717,013
  Admiral Shares                                         270,996        257,582
--------------------------------------------------------------------------------
    Net Increase (Decrease) from
      Capital Share Transactions                       1,080,342        974,595
--------------------------------------------------------------------------------
  Total Increase (Decrease)                            1,288,424      2,658,301
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                  6,382,845      3,724,544
--------------------------------------------------------------------------------
  End of Period                                       $7,671,269     $6,382,845
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

EXPLORER FUND INVESTOR SHARES
----------------------------------------------------------------------------------------------------------------
                                                SIX MONTHS ENDED                YEAR ENDED OCTOBER 31,
                                                       APRIL 30, -----------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD              2004      2003      2002     2001     2000     1999
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $63.17    $44.60    $51.91   $77.28   $61.49   $49.60
----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income (Loss)                              (.07)    (.012)    (.005)     .15      .25      .21
  Net Realized and Unrealized Gain (Loss) on Investment     2.41    18.587    (7.200)  (11.36)   23.80    12.18
----------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                        2.34    18.575    (7.205)  (11.21)   24.05    12.39
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                        --     (.005)    (.105)    (.25)    (.23)    (.20)
  Distributions from Realized Capital Gains                   --        --        --   (13.91)   (8.03)    (.30)
----------------------------------------------------------------------------------------------------------------
    Total Distributions                                       --     (.005)    (.105)  (14.16)   (8.26)    (.50)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $65.51    $63.17    $44.60   $51.91   $77.28   $61.49
================================================================================================================

TOTAL RETURN                                               3.70%    41.65%   -13.93%  -16.22%   42.56%   25.14%
================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                    $6,663    $5,662    $3,432   $3,996   $4,566   $2,484
  Ratio of Total Expenses to Average Net Assets*         0.61%**     0.72%     0.70%    0.72%    0.71%    0.74%
  Ratio of Net Investment Income (Loss) to
    Average Net Assets                                 (0.24%)**   (0.08%)   (0.01%)    0.24%    0.36%    0.36%
  Portfolio Turnover Rate                                  86%**       77%       69%      77%     123%      79%
================================================================================================================
 *Includes performance-based investment advisory fee increases (decreases) of 0.02%, 0.07%, 0.07%, 0.06%, 0.05%, and 0.03%.
**Annualized.

26

EXPLORER FUND ADMIRAL SHARES
--------------------------------------------------------------------------------
                                            SIX MONTHS        YEAR     NOV. 12,
                                                 ENDED       ENDED     2001* TO
                                              APR. 30,    OCT. 31,     OCT. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD    2004        2003         2002
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $58.71      $41.43       $50.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income (Loss)                    (.01)       .064         .035
  Net Realized and Unrealized Gain (Loss)
    on Investments                                2.24      17.259       (8.498)
--------------------------------------------------------------------------------
    Total from Investment Operations              2.23      17.323       (8.463)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income              --       (.043)       (.107)
  Distributions from Realized Capital Gains         --          --           --
--------------------------------------------------------------------------------
    Total Distributions                             --       (.043)       (.107)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $60.94      $58.71       $41.43
================================================================================

TOTAL RETURN                                     3.80%      41.85%      -16.98%
================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)          $1,009        $721         $293
  Ratio of Total Expenses to Average
    Net Assets**                                0.44%+       0.57%       0.61%+
  Ratio of Net Investment Income (Loss) to
    Average Net Assets                        (0.08%)+       0.05%       0.13%+
  Portfolio Turnover Rate                         86%+         77%          69%
================================================================================
 *Inception.
**Includes performance-based investment advisory fee increases (decreases) of
  0.02%, 0.07%, and 0.07%.
 +Annualized.





SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard Explorer Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. FUTURES CONTRACTS: The fund uses S&P MidCap 400 and Russell 2000 Index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. The fund may also invest directly in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Grantham, Mayo, Van Otterloo & Co. LLC ("GMO"), Granahan Investment Management, Inc., Wellington Management Company, llp, and Chartwell Investment Partners each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of each advisor are subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 2000 Growth Index for periods prior to January 31, 2003, and their new benchmark, the Russell 2500 Growth Index, beginning January 31, 2003. The benchmark changes will be fully phased in by January 2006.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $290,000 for the six months ended April 30, 2004.

For the six months ended April 30, 2004, the aggregate investment advisory fee represented an effective annual basic rate of 0.17% of the fund's average net assets before an increase of $800,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2004, the fund had contributed capital of $1,139,000 to Vanguard (included in Other Assets), representing 0.01% of the fund's net assets and 1.14% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the six months ended April 30, 2004, these arrangements reduced the fund's expenses by $622,000 (an annual rate of 0.02% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund's tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2003, the fund had available realized losses of $591,459,000 to offset future net capital gains of $201,887,000 through October 31, 2009, $378,066,000 through October 31, 2010, and $11,506,000 through October 31, 2011. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2004; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At April 30, 2004, net unrealized appreciation of investment securities for tax purposes was $941,573,000, consisting of unrealized gains of $1,358,941,000 on securities that had risen in value since their purchase and $417,368,000 in unrealized losses on securities that had fallen in value since their purchase.

At April 30, 2004, the aggregate settlement value of open futures contracts expiring in June 2004 and the related unrealized depreciation were:

--------------------------------------------------------------------------------
                                                                 (000)
                                                      --------------------------
                                                       AGGREGATE      UNREALIZED
                                          NUMBER OF   SETTLEMENT    APPRECIATION
FUTURES CONTRACTS                    LONG CONTRACTS        VALUE  (DEPRECIATION)
--------------------------------------------------------------------------------
S&P MidCap 400 Index                            539     $120,781        ($2,320)
Russell 2000 Index                              815      228,139         (7,791)
E-mini Russell 2000 Index                     1,159       64,887           (503)
--------------------------------------------------------------------------------

Unrealized depreciation on open futures contracts is required to be treated as realized loss for tax purposes.

F. During the six months ended April 30, 2004, the fund purchased $3,887,442,000 of investment securities and sold $2,856,355,000 of investment securities, other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at April 30, 2004, was $186,455,000, for which the fund held cash collateral of $200,873,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

H. Capital share transactions for each class of shares were:

----------------------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED            YEAR ENDED
                                                  APRIL 30, 2004          OCTOBER 31, 2003
                                            --------------------------------------------------
                                                AMOUNT      SHARES       AMOUNT        SHARES
                                                 (000)       (000)        (000)         (000)
----------------------------------------------------------------------------------------------
Investor Shares
  Issued                                    $1,391,667      20,738   $1,492,083        28,092
  Issued in Lieu of Cash Distributions              --          --          380             8
  Redeemed                                    (582,321)     (8,680)    (775,450)      (15,403)
                                            --------------------------------------------------
    Net Increase (Decrease)--Investor Shares   809,346      12,058      717,013        12,697
                                            --------------------------------------------------
Admiral Shares
  Issued                                       458,331       7,279      374,098         7,567
  Issued in Lieu of Cash Distributions              --          --          287             7
  Redeemed                                    (187,335)     (3,002)    (116,803)       (2,363)
                                            --------------------------------------------------
    Net Increase (Decrease)--Admiral Shares    270,996       4,277      257,582         5,211
----------------------------------------------------------------------------------------------

30

I. Certain of the fund's investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of affiliated companies were as follows:

-----------------------------------------------------------------------------------------------------------
                                                                        (000)
                                   ------------------------------------------------------------------------
                                                 CURRENT PERIOD TRANSACTIONS
                                                 ---------------------------
                                   OCT. 31, 2003                     COST OF                 APR. 30, 2004
                                          MARKET   PURCHASES      SECURITIES   DIVIDEND             MARKET
                                           VALUE     AT COST            SOLD     INCOME              VALUE
-----------------------------------------------------------------------------------------------------------
Hollywood Media Corp.                    $ 2,784      $2,100           $ 357         --            $ 6,585
LodgeNet Entertainment Corp.              16,175       1,435           2,869         --             16,156
Matria Healthcare, Inc.                   11,997       1,210           6,100         --              n.a.*
Vans, Inc.                                11,615       2,103           3,107         --             19,422
                                         -------                                ---------------------------
                                         $42,571                                     --            $42,163
                                         -------                                ---------------------------
-----------------------------------------------------------------------------------------------------------
*At April 30, 2004, the security is still held but the issuer is no longer an affiliated company of the fund.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

                  POSITION(S) HELD WITH
NAME              FUND (NUMBER OF
(YEAR OF BIRTH)   VANGUARD FUNDS
TRUSTEE/OFFICER   OVERSEEN BY
SINCE             TRUSTEE/OFFICER)       PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------
John J. Brennan*  Chairman of the        Chairman of the Board, Chief Executive Officer, and Director/Trustee of
(1954)            Board, Chief           The Vanguard Group, Inc., and of each of the investment companies
May 1987          Executive Officer,     served by The Vanguard Group.
                  and Trustee
                  (129)
----------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

Charles D. Ellis  Trustee                The Partners of '63 (pro bono ventures in education); Senior Advisor
(1937)            (129)                  to Greenwich Associates (international business strategy consulting);
January 2001                             Successor Trustee of Yale University; Overseer of the Stern School of
                                         Business at New York University; Trustee of the Whitehead Institute
                                         for Biomedical Research.
----------------------------------------------------------------------------------------------------------------
Rajiv L. Gupta    Trustee                Chairman and Chief Executive Officer (since October 1999), Vice
(1945)            (129)                  Chairman (January-September 1999), and Vice President (prior to
December 2001                            September 1999) of Rohm and Haas Co. (chemicals); Director of
                                         Technitrol, Inc. (electronic components), and Agere Systems
                                         (communications components); Board Member of the American Chemistry
                                         Council; Trustee of Drexel University.
----------------------------------------------------------------------------------------------------------------
JoAnn Heffernan   Trustee                Vice President, Chief Information Officer, and Member of the
  Heisen          (129)                  Executive Committee of Johnson & Johnson (pharmaceuticals/
(1950)                                   consumer products); Director of the University Medical Center at
July 1998                                Princeton and Women's Research and Education Institute.
----------------------------------------------------------------------------------------------------------------
Burton G. Malkiel Trustee                Chemical Bank Chairman's Professor of Economics, Princeton
(1932)            (127)                  University; Director of Vanguard Investment Series plc (Irish
May 1977                                 investment fund) (since November 2001), Vanguard Group (Ireland)
                                         Limited (Irish investment management firm) (since November 2001),
                                         Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
                                         (software company).
----------------------------------------------------------------------------------------------------------------

the funds. Among board members' responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

                  POSITION(S) HELD WITH
NAME              FUND (NUMBER OF
(YEAR OF BIRTH)   VANGUARD FUNDS
TRUSTEE/OFFICER   OVERSEEN BY
SINCE             TRUSTEE/OFFICER)       PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, Trustee                Chairman, President, Chief Executive Officer, and Director of NACCO
JR. (1941)        (129)                  Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                             Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.
----------------------------------------------------------------------------------------------------------------
J. LAWRENCE       Trustee                Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
WILSON (1936)     (129)                  (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
April 1985                               Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.
----------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*

R. GREGORY BARTON Secretary              Managing Director and General Counsel of The Vanguard Group, Inc.;
(1951)            (129)                  Secretary of The Vanguard Group and of each of the investment
June 2001                                companies served by The Vanguard Group.
----------------------------------------------------------------------------------------------------------------
THOMAS J. HIGGINS Treasurer              Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)            (129)                  investment companies served by The Vanguard Group.
July 1998
----------------------------------------------------------------------------------------------------------------
*Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

---------------------------------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.                 MICHAEL S. MILLER, Planning and Development.
JAMES H. GATELY, Investment Programs and Services.           RALPH K. PACKARD, Finance.
KATHLEEN C. GUBANICH, Human Resources.                       GEORGE U. SAUTER, Chief Investment Officer.
F. WILLIAM MCNABB, III, Client Relationship Group.
---------------------------------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
---------------------------------------------------------------------------------------------------------

                                                     [SHIP(R) GRAPHIC]
                                                  [THE VANGUARD GROUP(R) LOGO]
                                                     Post Office Box 2600
                                                     Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Admiral, Explorer, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER
The photographs that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION
This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.
 To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through VANGUARD.COM. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard's proxy voting guidelines by visiting our website, www.vanguard.com, and searching for "proxy voting guidelines," or by calling 1-800-662-2739. They are also available from the SEC's website, www.sec.gov.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

(C) 2004 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q242 062004

Item 2: Not applicable.

Item 3: Not applicable.

Item 4: Not applicable.

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Controls. There were no significant changes in Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11: Exhibits.
        (a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

       VANGUARD EXPLORER FUND

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              JOHN J. BRENNAN*
          CHIEF EXECUTIVE OFFICER

Date:  June 14, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

       VANGUARD EXPLORER FUND

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              JOHN J. BRENNAN*
          CHIEF EXECUTIVE OFFICER

Date:  June 14, 2004

       VANGUARD EXPLORER FUND

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              THOMAS J. HIGGINS*
                TREASURER

Date:  June 14, 2004

*By Power of Attorney. See File Number 2-57689, filed on December 26, 2002. Incorporated by Reference.